EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the incorporation by reference to us in the Amendment to the Form 10-KSB annual report of ITS Networks, Inc. of our report dated December 14, 2001, relating to the consolidated financial statements of ITS Networks Inc., which report is incorporated by reference in this amendment to the annual report on Form 10-KSB.


April  17,  2003                            Moore  Stephens,  P.C.

                                           /s/Moore Stephens